SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                         FORM 8-K

                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934


Date of Report (date of earliest event reported):July 25, 1997


                        Lehman ABS Corp.,
           (as depositor under the Pooling and Servicing
        Agreement, dated as of February 28, 1997, providing
               for the issuance of Lehman ABS Corp.,
              Champion Home Equity Loan Trust 1997-1,
       Champion Home Equity Loan Asset-Backed Certificates,
                          Series 1997-1).

      (Exact name of registrant as specified in its charter)



              Delaware          33-14293-08            36-4145623
(State or Other Jurisdiction          (Commission        (I.R.S.
Employer
of Incorporation)               File Number)       Identification No.)


200 Vesey St., Three World Financial Center
New York, New York                                  10285
(Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code: (212) 526-7700

Item 5.   Other Events

          On behalf of Champion Home Equity Loan Trust 1997-1,
          Champion Home Equity Loan Asset-Backed Certificates, Series 1997-1, a Trust created pursuant to the Pooling and Servicing Agreement, dated February 28, 1997, by Harris Trust & Savings Bank, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated July 25, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2029.

          A.    Monthly Report Information:
                See Exhibit No. 1

          B. No delinquency in payment under the Insurance and Reimbursement Agreement has occurred.

          C.    Have any deficiencies occurred?   NO.
                       Date:
                       Amount:

          D. Were any amounts paid or are any amounts payable under the Insurance and Reimbursement Agreement?
                NO
                       Amount:

          E.    Are there any developments with respect to the
                Insurance and Reimbursement Agreement?          NONE.

          F.    Item 1: Legal Proceedings:         NONE

          G.    Item 2: Changes in Securities:     NONE

                 H Item 4: Submission of Matters to a Vote of Certificatholders: NONE

                 I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

         Exhibit No.

                 1.      Monthly Distribution Report dated July 25, 1997.




CHAMPION HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
SERIES 1997-1

STATEMENT TO CERTIFICATEHOLDERS PREPARED BY THE MASTER
SERVICER
PURSUANT TO SECTION 5.03 OF THE POOLING AND SERVICING
AGREEMENT (PSA)
DATED AS OF FEBRUARY 28, 1997


                                             Distribution Date:       07/25/97

5.03(a)i  Available Funds for the related Distribution Date       1,362,998.61

          Class A-1 Certificate Rate                                   5.79750%
          Class A-2 Certificate Rate                                   7.41000%
          Class A-3 Certificate Rate                                   7.72000%

5.03(a)ii Previous Class A-1 Principal Balance                   55,872,021.94
          Previous Class A-2 Principal Balance                   30,158,000.00
          Previous Class A-3 Principal Balance                   11,842,000.00

          Previous Pool Principal Balance                        98,692,583.69

5.03(a)iiiAggregate Principal Collections for the Due Period        539,541.77
          Aggregate Interest Collections for the Due Period         869,648.98
          Total Collections Received during the Due Period        1,409,190.75

5.03(a)iv Number and Principal Balances of Mortgage    NUMBER     PRINCIPAL
          Loans subject to Principal Prepayments      OF LOANS     BALANCE
                                                             8      329,335.36

5.03(a)v  The Amount of all Curtailments that were Received
          during the Due Period                                           0.21

5.03(a)vi Principal Portion of all Monthly Payments Received        210,206.20
          during the Due Period

5.03(a)viiAmount of Interest Received on the Mortgage Loans         869,648.98

5.03(a)viiAmount Required to be Paid by the Seller
          Pursuant to Section 2.02 of the PSA                             0.00
          Pursuant to Section 2.04 of the PSA                             0.00
          Pursuant to Section 2.06 of the PSA                             0.00

5.03(a)ix Amount of Monthly Advances                                      0.00
          Amount of Compensating Interest                             2,994.81

5.03(a)x  The Certificate Rate on the Class A-1                        5.79750%

5.03(a)xi The Class A-1 Principal Remittance Amount                 812,564.08
          The Class A-2 Principal Remittance Amount                       0.00
          The Class A-3 Principal Remittance Amount                       0.00
          Total Class A Principal Remittance Amount                 812,564.08

          The Class A-1 Interest Remittance Amount                  269,931.71
          The Class A-2 Interest Remittance Amount                  186,225.65
          The Class A-3 Interest Remittance Amount                   76,183.53


CHAMPION HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
07/25/97     Page 2 of 3
SERIES 1997-1







5.03(a)xiiOutstanding Class Interest Carryover Shortfall After Distribution
          Class A-1 Interest Carryover Shortfall                          0.00
          Class A-2 Interest Carryover Shortfall                          0.00
          Class A-3 Interest Carryover Shortfall                          0.00

          The Class A-1 Principal Shortfall after Distribution            0.00
          The Class A-2 Principal Shortfall after Distribution            0.00
          The Class A-3 Principal Shortfall after Distribution            0.00

5.03(a)xiiThe Amount of the Insured Payments                              0.00

5.03(a)xivAmount distributed to the Class R Certificateholders            0.00

5.03(a)xv The Class A-1 Principal Balance after Distribution     55,059,457.86
          The Class A-2 Principal Balance after Distribution     30,158,000.00
          The Class A-3 Principal Balance after Distribution     11,842,000.00

          Class A Principal Balance after Distribution           97,059,457.86

5.03(a)xviThe Weighted Average Remaining Term to Maturity                  198
          The Weighted Average Loan Rate                              10.65721%

5.03(a)xviThe Servicing Fee to be Paid to the Servicer
          Paid from Collection Account                               41,090.62
          Pursuant to Section 5.01(a)(6) of the PSA                       0.00

          The Amounts to be Paid to the Certificate Insurer
          Pursuant to Section 5.01(a)(4) of the PSA                       0.00
          Pursuant to Section 5.01(a)(8) of the PSA                       0.00

5.03(a)xviThe Premium Amount to be paid to the Certificate Insurer
          Pursuant to Section 5.01 of the PSA                        16,448.76

5.03(a)xixAmount of all Payments or Reimbursements to the Servicer
          Pursuant to Section 3.03 of the PSA                         8,096.33

5.03(a)xx The O/C Amount after giving effect to such payment      1,093,584.06
          The O/C Reduction Amount                                        0.00
          The Excess O/C Amount                                           0.00
          The Specified O/C Amount                                1,500,000.00
          The Excess Spread                                         273,022.31

5.03(a)xxiThe Amount Paid to the Class R Certificateholders
          Pursuant to Section 5.01(a)(9) of the PSA                       0.00

5.03(a)xxiThe Class A-1 Distributable Excess Spread                 273,022.31
          The Class A-2 Distributable Excess Spread                       0.00
          The Class A-3 Distributable Excess Spread                       0.00

5.03(a)xxiNumber of Mortgage Loans at Beginning of Due Period             1628
          Number of Mortgage Loans at End of Due Period                   1620

5.03(a)xxiPool Principal Balance as of the End of Due Period     98,153,041.92

5.03(a)xxvThe Number and Aggregate Principal Balances of Mortgage Loans which are Delinquent

                                                      NUMBER OF      PRINCIPAL
                                                      LOANS            BALANCE







                          30-59 Days                        11      642,567.00
                          60-89 Days                         1       41,200.00
                          90 or more                         1       11,925.00
                          Foreclosure                        0            0.00
                          REO                                0            0.00
                          Bankruptcy                         0            0.00







CHAMPION HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
07/25/97     Page 3 of 3
SERIES 1997-1

5.03(a)xxvUnpaid Principal of all loans that became liquidated
          Loans during Due Period                                         0.00

5.03(a)xxvNet Liquidation Proceeds Received during Due Period             0.00

5.03(a)xxvThe Book Value of any REO                                       0.00

5.03(a)xxiMoody's Rating of the Long-Term Unsecured Debt
          of the Seller                                                     NA
          Standard & Poor's Rating of the Long-Term Unsecured
          Debt of the Seller                                                NA

5.03(a)xxxThe Capitalized Interest Requirement                            0.00

          Overfunded Interest Amount                                      0.00

          Amounts on Deposit in the Pre-Funding Account                   0.00
          (Exclusive of any Reinvestment Earnings)

Factor Information (Per $1000)

5.03(a)ii The Class A-1 Certificate Beginning Balance Factor      963.31072310
          The Class A-2 Certificate Beginning Balance Factor    1,000.00000000
          The Class A-3 Certificate Beginning Balance Factor    1,000.00000000

5.03(a)xi The Class A-1 Certificate Principal Remittance Factor    14.00972552
          The Class A-2 Certificate Principal Remittance Factor     0.00000000
          The Class A-3 Certificate Principal Remittance Factor     0.00000000

          The Class A-1 Certificate Interest Remittance Factor      4.65399500
          The Class A-2 Certificate Interest Remittance Factor      6.17500000
          The Class A-3 Certificate Interest Remittance Factor      6.43333305

5.03(a)xiiClass A-1 Interest Carryover Shortfall Factor             0.00000000
          Class A-2 Interest Carryover Shortfall Factor             0.00000000
          Class A-3 Interest Carryover Shortfall Factor             0.00000000

          The Class A-1 Principal Shortfall Factor                  0.00000000
          The Class A-2 Principal Shortfall Factor                  0.00000000
          The Class A-3 Principal Shortfall Factor                  0.00000000

5.03(a)xv The Class A-1 Certificate Ending Balance Factor         949.30099759
          The Class A-2 Certificate Ending Balance Factor       1,000.00000000






          The Class A-3 Certificate Ending Balance Factor       1,000.00000000

5.03(a)xviThe Servicing Fee Factor
          Paid from Collection Account                              0.41090620
          Pursuant to Section 5.01(a)(6) of the PSA                 0.00000000

          The Certificate Insurer Payment Factor
          Payment Pursuant to Section 5.01(a)(4) of the PSA         0.00000000
          Payment Pursuant to Section 5.01(a)(8) of the PSA         0.00000000


                                        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         LEHMAN ABS CORPORATION




                                 By
                                 Name:  Bob Foltz
                               Title:  Vice President, Harris Trust and Savings
                                         Bank

Dated:           July 31, 1997